Exhibit 99.1

Ondas Holdings’ Airobotics Announces $3.5 Million Order and Joint Venture with

SkyGo to Deploy Autonomous Drones in Abu Dhabi UAE

Airobotics received a multi-system purchase order from SkyGo, a UAE-based company with license to provide air transport of goods through drones throughout Abu Dhabi

Term Sheet signed for Joint Venture focused on deploying aerial drone services in Abu Dhabi

The Optimus System will provide data and information services to Industrial and Governmental entities in the UAE

WALTHAM, MA / Petah Tikvah, Israel - February 7, 2023 Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of private industrial wireless networks and commercial drone and automated data solutions, announced today that its wholly-owned subsidiary Airobotics, Ltd. (“Airobotics”) and Sky Go Transport of Goods L.L.C (“SkyGo”), a UAE-based company with commercial license to provide unmanned aerial transport of goods and services across the city of Abu Dhabi, have signed a Term Sheet for Joint Venture (the “SkyGo JV”) to provide aerial drone services to the city of Abu Dhabi. As a part of the partnership, Airobotics, subject to the finalization of required formalities, has received an initial multi-system purchase order for $3.5 million from SkyGo. The purchase order is conditioned by the completion of proof of concept.

Airobotics’ Urban Drone Infrastructure - network of autonomous smart drones

Through the SkyGo JV, Airobotics and SkyGo (subject to the necessary approvals and permits) will deploy Optimus Systems at Industrial and Municipal sites, leveraging the autonomous Optimus System drone platform for various services and capabilities. Airobotics and SkyGo expect to deploy more than 20 systems across Abu Dhabi over the next few years. The Term Sheet with SkyGo comes after the acquisition of Airobotics by Ondas. The SkyGo JV initiative was developed and advanced by our strategic partner DoverTower DMCC, a UAE company that specializes in large-scale tech partnerships in the country & the region.

“We are excited to work with the visionary leadership of SkyGo to deploy valuable drone services to critical infrastructure, logistics and government customers across the city of Abu Dhabi,” said Meir Kliner, Airobotics Founder and CEO. “The combination of SkyGo’s market and application expertise and Airobotics robust technology platform enables a powerful partnership. We believe the Smart City drone services go-to-market model with SkyGo in Abu Dhabi will be scalable in many markets throughout the world providing a wide variety of smart cities data solutions in urban environments.”

The Airobotics Optimus Urban Drone Infrastructure is expected to be deployed throughout Abu Dhabi to conduct various types of missions, including in providing public services in a sustainable and scalable manner. The Urban Drone Infrastructure, which is designed to operate as a network of smart drones, will be used in various cases such as aerial priority delivery and monitoring missions to increase the safety and quality of industrial operations in facilities such as ports, railways, highways etc.

“Our partnership with Airobotics will enable us to offer a wide range of services to our customers in Abu Dhabi using their Optimus System, an autonomous drone platform with powerful capabilities,” said Mohammed Al Dhaheri, SkyGo CEO. “Through this partnership, SkyGo will benefit from the technical expertise of the Airobotics team combined with our innovative business model and local knowledge.”

SkyGo is recognized as a leading innovator in the deployment of commercial drone solutions in the UAE and has extensive relationships and experience in aerial licensing and permits in Abu Dhabi. Through the SkyGo JV, SkyGo and Airobotics will deploy the Airobotics Optimus System as Urban Drone Infrastructure across Abu Dhabi. Airobotics and SkyGo agreed to certain rights in joint venture to access and use the Optimus System and to market, sell and distribute certain services related to the use of the Optimus System, including data collection and analysis services. The parties intend to work together to deploy over twenty Optimus Systems throughout Abu Dhabi, in order to provide services to third parties, including certain governmental entities. Airobotics expects the initial commercial customer deployment by the SkyGo JV in the first quarter of 2023.

Learn more about Airobotics and its Optimus System here.

About Ondas Holdings Inc.

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless data solutions via Ondas Networks Inc. (“Ondas Networks”) and commercial drone solutions through American Robotics, Inc. (“American Robotics” or “AR”) and Airobotics LTD (“Airobotics”).

Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging commercial and government markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications.

American Robotics and Airobotics design, develop, and market commercial drone solutions via the Scout System™ and Optimus System™ (the “Autonomous Drone Platforms”). The Autonomous Drone Platforms are deployed for critical industrial and government applications where data and information collection and processing are required. Both the Scout System™ and Optimus System™ are highly automated, AI-powered drone systems capable of continuous, remote operation and are marketed as “drone-in-a-box” turnkey data solution services. The Autonomous Drone Platforms are typically provided to customers under a Robot-as-a-Service (RAAS) business model. American Robotics and Airobotics have industry leading regulatory successes with the Scout System™ being the first drone system approved by the FAA for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site.

Ondas Networks, American Robotics and Airobotics together provide users in oil & gas, rail, mining, agriculture, public safety and other critical infrastructure and government markets with improved connectivity and data collection and information processing capabilities.

For additional information on Ondas Networks and Ondas Holdings, visit www.ondas.com or follow Ondas Networks on Twitter and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on Twitter and LinkedIn. For additional information on Airobotics, visit www.airoboticsdrones.com or follow Airoobotics on Twitter and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

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Contacts

Media Contact for Ondas Holdings Inc.

Derek Reisfield, President and CFO

Ondas Holdings Inc.

888.350.9994 x1019

ir@ondas.com

Media Contact for American Robotics and Airobotics

Meredith Chiricosta

BIGfish Communications for American Robotics and Airobotics

americanrobotics@bigfishpr.com

617-713-3800

Investor Relations Contact

Cody Cree and Matt Glover

Gateway Group, Inc.

949-574-3860

ONDS@gatewayir.com

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